February 4, 2010

Dreyfus Variable Investment Fund
-Developing Leaders Portfolio

Supplement to Prospectus
dated May 1, 2009

     Effective February 8, 2010, the following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser”:

     David A. Daglio serves as the fund’s primary portfolio manager, a position he has held since February 2010. Mr. Daglio has been employed by Dreyfus since April 2001. He also is a senior vice president at The Boston Company Asset Management, LLC, a Dreyfus affiliate, where he has been employed since 1998.

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     Effective February 8, 2010, the following information supersedes and replaces the second and third paragraphs in the section of the fund’s Prospectus entitled “Goal and Approach”:

     Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

     In general, the fund’s portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The fund’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the fund’s benchmark, at any given time. The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.

     The fund may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.

(Continued on Reverse Side)

     The fund typically sells a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

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     Effective February 8, 2010, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Main Risks”:

     ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

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Dreyfus anticipates that implementation of the investment process to be used by the new portfolio managers, including to tansition the fund's portfolio, will result in higher portfolio turnoverfor the fund, which will produce transaction costs. The fund will seek to dispose of portfolio securities in connection with the transition in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders and lower the fund's after tax-performance.

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     Effective on or about April 19, 2010, the following information supersedes and replaces the second, third and fourth sentences of the first paragraph in the section of the fund’s Prospectus entitled “Goal and Approach”:

     To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase. As of December 31, 2009, the market capitalization range of companies in the Russell 2000 Index was between $13 million and $5 billion. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time.

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     Effective on or about April 19, 2010, the fund’s name will be changed to “Opportunistic Small Cap Portfolio”.

February 4, 2010

Dreyfus Variable Investment Fund
-Developing Leaders Portfolio

Supplement to Statement of Additional Information (the “SAI”)
dated May 1, 2009

     Effective February 8, 2010, the following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     David A. Daglio serves as the Fund’s primary portfolio manager. James Boyd, Mark P. Dishop and Dale Dutile are additional portfolio managers of the Fund.

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     Effective on or about April 19, 2010, the following information supersedes and replaces the third sentence of the first paragraph in the section of the Fund’s SAI entitled “Description of the Company and Funds-Investment Restrictions”:

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other instruments with similar economic characteristics) of small-cap companies.

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     Effective on or about April 19, 2010, the Fund’s name will be changed to “Opportunistic Small Cap Portfolio”.